UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported): May 9, 2024

Diamond Offshore Drilling, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13926	76-0321760
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

777 N. Eldridge Parkway, Suite 1100

Houston, Texas 77079

(Address of principal executive offices, including Zip Code)

(281) 492-5300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	DO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Results of Annual Meeting of Stockholders

On May 9, 2024, Diamond Offshore Drilling, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Meeting”) at 757 N. Eldridge Parkway, Houston, Texas 77079. Of the 102,466,864 shares of common stock outstanding and entitled to vote as of the record date, 81,560,342 shares, or approximately 80%, were present in person or represented by proxy at the Meeting. At the Meeting, the Company’s stockholders approved all of the nominees and proposals, specifically (1) the election of each of Benjamin C. Duster, IV and Bernie Wolford, Jr. as directors to hold office until the Company’s annual meeting of stockholders in 2025 and until his respective successor is duly elected and qualified or until his earlier death, resignation, disqualification or removal; (2) the compensation of the Company’s executive officers; and (3) the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent auditors for fiscal year 2024.

The final results of the voting on the matters submitted to the stockholders were as follows:

		Votes Cast For		Votes Cast Against
		Number	% of Votes Cast	Number	% of Votes Cast	Abstain	Broker Non-Votes
1.	Election of Class II Directors
	Benjamin C. Duster, IV	56,598,412	82.19%	12,263,207	17.81%	110,673	12,588,050
	Bernie Wolford, Jr.	68,333,255	99.23%	529,973	0.77%	109,064	12,588,050

2.	Advisory Approval of Executive Compensation	68,198,341	99.13%	601,303	0.87%	172,648	12,588,050

3.	Ratification of Deloitte & Touche LLP as Independent Auditors for 2024	78,344,788	96.23%	3,065,442	3.77%	150,112	—

The Board is currently comprised of seven members, and the terms of the following incumbent directors continued after the Meeting:

Patrice Douglas

Neal P. Goldman

John H. Hollowell

Patrick Carey Lowe

Adam C. Peakes

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 9, 2024	DIAMOND OFFSHORE DRILLING, INC.

	By:	/s/ David L. Roland
David L. Roland
Senior Vice President, General Counsel and Secretary

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